UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

000-30684

(Commission file number)

Delaware	20-1303994
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Oclaro, Inc. (“Oclaro”) is filing this current report on Form 8-K in order to disclose publicly certain information, contained in the presentation materials furnished herewith as Exhibit 99.1, that Oclaro has previously disclosed confidentially.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 furnished herewith) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This current report on Form 8-K, including the information in the presentation materials and reconciliation furnished herewith as Exhibit 99.1, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations and progress toward Oclaro’s target business model, (ii) market interest in Oclaro’s 100G products, (iii) the impact of the recent acquisition by Ushio Opto of Oclaro’s industrial and consumer business and (iv) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) Oclaro’s dependence on a limited number of customers for a significant percentage of its revenues, (ii) Oclaro’s ability to maintain strong relationships with certain customers, (iii) the effects of fluctuating product mix on Oclaro’s results, (iv) Oclaro’s ability to timely develop and commercialize new products, (v) competition and pricing pressure, (vi) Oclaro’s ability to meet or exceed its gross margin expectations, (vii) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on terms acceptable to it or at all, (viii) the future performance of Oclaro and its ability to effectively restructure its operations and business, (ix) Oclaro’s ability to respond to evolving technologies and customer requirements and demands, (x) Oclaro’s ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than it does, (xi) Oclaro’s ability to timely capitalize on any increase in market demand, (xii) the potential inability to realize the expected benefits of asset dispositions, (xiii) the sale of businesses which may or may not arise in connection with executing Oclaro’s restructuring plans, (xiv) Oclaro’s ability to reduce costs and operating expenses, (xv) increased costs related to downsizing and compliance with regulatory and legal requirements in connection with such downsizing, (xvi) the risks associated with Oclaro’s international operations, (xvii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for Oclaro’s products, (xviii) the outcome of tax audits or similar proceedings, (xix) the outcome of pending litigation against the company, and (xx) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC. The forward-looking statements included in this announcement represent Oclaro’s view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro’s views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: February 12, 2015	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description

99.1	Presentation Materials